TIAA-CREF LIFE FUNDS
TIAA-CREF Life Large-Cap Value Fund (the “Fund”)

SUPPLEMENT NO. 1
dated November 15, 2018 to the Statutory Prospectus dated May 1, 2018

Portfolio management

The portfolio management team of the Fund has changed. Athanasios (Tom) Kolefas is no longer a portfolio manager of the Fund. Charles J. Carr is now a member of the Fund’s portfolio management team. Accordingly, effective immediately, the following hereby replaces in its entirety the table for the Fund in the section entitled “Portfolio management” on page 28 of the Statutory Prospectus:

Name:	Charles J. Carr, CFA	Richard Cutler
Title:	Managing Director	Managing Director
Experience on Fund:	since 2018	since 2002

Portfolio management team

Effective immediately, as a result of the portfolio management team changes described above, the following hereby replaces in its entirety the entry for the Fund in the table found in the sub-section entitled “Portfolio management teams” of the section entitled “Management of the Funds” beginning on page 102 of the Fund’s Statutory Prospectus:

			Total Experience (since dates specified below)
Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	At TIAA	Total	On Team
LARGE-CAP VALUE FUND
Charles J. Carr, CFA Managing Director	Stock Selection - Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2014 to Present (portfolio management of domestic large-cap value portfolios); Estekene Capital—2009 to 2013 (managing member, value-oriented hedge funds)	2014	1993	2018

Richard Cutler Managing Director	Stock Selection - Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1997 to Present (portfolio management of domestic large-cap and mid-cap value portfolios)	1997	1991	2002

A40417 (11/18)